Equity in Net (Losses) Earnings of Affiliates (Tables)	6 Months Ended
Jun. 30, 2018
Investments, Debt and Equity Securities [Abstract]
Schedule of Equity Method Investments

	Six Months Ended June 30,
(in thousands of $)	2018	2017
Share of net earnings (losses) in Golar Partners (1)	8,630	(2,906)
Share of net loss in Golar Power	(12,861)	(7,461)
Share of net loss in OneLNG	(2,047)	(3,126)
Share of net earnings in Egyptian Company for Gas Services ("ECGS")	63	300
	(6,215)	(13,193)

(1) For the six months ended June 30, 2017, our share of net earnings (losses) in Golar Partners includes a non-cash loss on deemed disposal of $17.0 million, being the dilutive impact on our ownership interest due to further issuances of common units by Golar Partners in February 2017.
The carrying amounts of our investments in our equity method investments as at June 30, 2018 and December 31, 2017 are as follows:

(in thousands of $)	June 30, 2018	December 31, 2017
Golar Partners	444,525	467,097
Golar Power	258,690	228,696
OneLNG (1)	—	2,047
ECGS	5,449	5,385
Equity in net assets of affiliates	708,664	703,225

(1) The delays in finalizing a debt financing package for the Fortuna FLNG project, together with other capital and resource priorities, has resulted in a decision from Schlumberger to end their participation in the project. Golar and Schlumberger, as a result of this, plan to wind down OneLNG and work on FLNG projects as required on a case-by-case basis. As a result, we have written down our investment in OneLNG to $nil at June 30, 2018.